Exhibit 10.17

THE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

5J OILFIELD SERVICES, LLC

10% SECURED PROMISSORY NOTE

THIS PROMISSORY NOTE is issued by 5J Oilfield Services, LLC, a Texas limited liability (the “Company”), and is designated as its 10% Secured Promissory Note due on the Maturity Date, as defined below.

FOR VALUE RECEIVED, the Company hereby promises to pay to James E. Frye, Jr., or permitted assigns (the “Holder”), the principal sum of TWO MILLION DOLLARS (US $2,000,000) and to pay simple interest on the principal sum at a rate of ten percent (10%) per annum (the “Stated Rate”). Accrual of interest shall commence on the first business day to occur after the Effective Date and continue until payment in full of the principal sum has been made or duly provided for, in accordance with Section 2 below. All unpaid principal and accrued but unpaid interest shall be due and payable on February 27, 2023 (the “Maturity Date”), except as otherwise provided herein. If the Monthly Payment Date (defined below), Quarterly Payment Date (defined below) or Maturity Date is not a business day in the State of Texas, then such payment shall be made on the next succeeding business day. The Company will pay the principal of this Note on each Quarterly Payment Date or the Maturity Date, as applicable, and the interest accruing under this Note on each Monthly Payment Date, or as otherwise set forth below, by check or wire transfer to the person who is then the registered holder of this Note.

This Note is subject to the following additional provisions:

1.                  Purchase Agreement. This Note is issued pursuant to the Membership Interest Purchase Agreement (the “Purchase Agreement”), entered into by and between SMG Industries, Inc., a Delaware corporation (the “Guarantor”) and Holder (defined below) on February 27, 2020 (the “Effective Date”) pursuant to which the Guarantor is acquiring from Holder, and Holder is selling to the Guarantor, the 5J Interests (as that term is defined in the Purchase Agreement) in exchange for the Purchase Price (as that term is defined in the Purchase Agreement), which includes, among other consideration, this Note. To the extent there is a conflict in the provisions set forth in the Purchase Agreement and this Note, the Purchase Agreement shall control.

2.                  Payment of Principal and Interest. Accrued interest shall be paid monthly beginning in March 2020 on or before the fifth (5th) business day of each month for the interest due for the preceding calendar month (the “Monthly Payment Date”), regardless of Availability (as defined herein). Payments of principal under the Note shall be made commencing June 30, 2020, provided the requirements set forth below are satisfied. At the end of each calendar quarter, commencing with the quarterly period ended June 30, 2020, the Company shall make a principal payment to Holder, provided the borrowing base availability (“Availability” or “BBA”), as defined in the revolving accounts receivable assignment and term loan financing and security agreement entered into by and between the Company and Amerisource Funding Inc. (“Amerisource Agreement”) dated even date herewith, exceeds $1,500,000. Such quarterly principal payment shall be equal to the difference between the Availability and $1,500,000. For purposes of this Section 2, Availability shall be measured as an average of the daily Availability during the ten-day period prior to the end of the calendar quarter in which payment is being measured. Any such payment shall be applied first towards outstanding principal. Principal payments shall be made within ten (10) days of the end of each quarterly period (“Quarterly Payment Date”). All principal and accrued interest outstanding as of the Maturity Date shall be paid to Holder on the Maturity Date. In addition to the Company’s customary monthly operating expenses, the Company shall allocate $92,000 per month to capital expenditures (“Cap Ex Budget”). The Cap Ex Budget will remain at a minimum of $92,000 during the first twelve (12) months of the term of this Note. On each twelve-month anniversary of this Note the Cap Ex Budget will be reviewed by the Company’s management. After the end of the first twelve (12) months from the date of this Note, to the extent the capital expenditures will be paid out of Company cash that would reduce Availability rather than through Company debt, the cash expenditure shall require the prior written consent of Holder.

In determining the BBA, the monthly Cap Ex Budget shall be allocated towards the BBA whether or not it has actually been expended during any such quarterly period. Notwithstanding the foregoing, principal payments under the Note will not be made by the Company to Holder prior to the Maturity Date if the Company’s EBITDA for the trailing twelve (12) month period does not equal or exceed a 1-1 ratio to the Company’s debt service payments to Amerisource and Utica Leasco LLC (“Utica”) pursuant to the Amerisource Agreement and the Master Lease Agreement entered into by and between the Company and Utica dated even date herewith.

3.                  Computation of Interest. Interest on the outstanding principal balance of this Note shall be computed at the Stated Rate for the actual number of days elapsed in a year consisting of three hundred sixty-five (365) days, unless the maximum nonusurious rate of interest permitted by whichever of applicable federal or Texas laws permits the higher interest rate, stated as a rate per annum (the “Maximum Rate”) would thereby be exceeded, in which event, to the extent necessary to avoid exceeding the Maximum Rate, interest shall be computed on the basis of the actual number of days elapsed in the applicable calendar year in which accrued. Determination of the rate of interest for the purposes of determining whether this Note is usurious shall be made by amortizing, prorating, allocating and spreading during the time this Note is outstanding all interest or other sums deemed to be interest at any time contracted for, charged or received from the Company. Neither the Company, nor any other parties now or hereafter becoming liable for the payment of this Note shall ever be liable for interest in excess of the Maximum Rate and the provisions of this Section 3 and Section 4 shall control over all other provisions of this Note.

4.                  No Usury Intended. In no case or event shall the aggregate of all interest on the unpaid principal of this Note, accrued or paid from the date hereof ever exceed the Maximum Rate. The Company shall never be liable for interest in excess of the Maximum Rate. If, for any reason, the interest paid or received on this Note during its full term produces a rate which exceeds the Maximum Rate, the holder of this Note shall credit against the principal of this Note (or, if such indebtedness shall have been paid in full, shall refund to the payor of such interest) such portion of said interest as shall be necessary to cause the interest paid on this Note to produce a rate equal to the Maximum Rate. Notwithstanding anything herein to the contrary, the provisions of this Section 4 shall control all agreements, whether now or hereafter existing and whether written or oral, between the Company and the Holder.

5.                  Security and Subordination. This Note and the payment thereof shall be secured by all of the Company’s accounts receivable, subject to a prior security interest in the Company’s accounts receivable by Amerisource Funding, Inc. This note and payment thereof shall be guaranteed by the Guarantor pursuant to the terms of a guaranty executed by the Guarantor dated of even date herewith (the “Guaranty”). Pursuant to such Guaranty being executed contemporaneously with the execution of this Note, Holder is hereby authorized to file a UCC-1 Financing Statement and all additional filings necessary to perfect the security interest and guaranty hereby granted.

6.                  Tax Withholding. Holder shall deliver to the Company an IRS Form W-9 and the Company shall not be required to withhold from all payments of interest on this Note any amounts under the applicable provisions of the United States income tax laws or other applicable laws at the time of such payments. Holder shall be responsible for paying all taxes due on payments made pursuant to this Note and shall execute and deliver to the Company and any applicable taxing agency all required documentation in connection therewith.

7.                  Assignment and Transfer. This Note may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “Act”), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Note by the Holder. In the event of any proposed transfer of this Note by the Holder, the Company may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Note in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Note by the Holder, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note may be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. This Note and the obligations of the Company hereunder shall not be assigned or transferred by the Company (or by operation of law) without the prior written consent of the Holder.

8.                  Maturity Date. On the Maturity Date, the Company will pay any remaining principal and all accrued but unpaid interest due on this Note, less any amounts required by law to be deducted, to the registered holder of this Note and addressed to such holder at the last address appearing on the Note Register. The Company can prepay the Note, in whole or in part, without penalty at any time prior to the Maturity Date in its sole discretion, without the prior written consent of Holder. In the event the assets of the Guarantor are sold, foreclosed upon or otherwise transferred, in one or more transaction(s) such that (a) a change of control of the Company occurs in which the Guarantor no longer owns at least seventy-five percent (75%) of the membership interest in the Company or all or substantially all of the assets of the Company, or (b) a change of control of the Company’s affiliate 5J Trucking, LLC (“5J Trucking”) occurs in which the Guarantor no longer owns at least seventy-five percent (75%) of the membership interest in 5J Trucking or all or substantially all of the assets of 5J Trucking (each being a “Change In Control”), then all remaining principal and all accrued but unpaid interest shall be immediately due and payable on the date of closing of the transaction(s) that caused the Change In Control without presentment, demand or notice of any kind, all of which are hereby waived by the Company and by the Guarantor.

9.                  Company Obligation. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency herein prescribed. This Note is a direct obligation of the Company.

10.                Successors and Assigns. No recourse shall be had for the payment of the principal of, or the interest on, this Note, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, employee, officer or director, as such, past, present or future, of the Company whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released. This Note and the Guaranty, and obligation of the Company and the Guarantor thereunder shall be pending upon the successors and assigns of the Company and the Guarantor.

11.                Investment Purposes. The Holder of the Note, by acceptance hereof, agrees that this Note is being issued by the Company as payment of a portion of the Purchase Price, that this Note is acquired to be held for investment and that such Holder will not offer, sell or otherwise dispose of this Note except under circumstances which will not result in a violation of the Act or any applicable state “Blue Sky” or foreign laws or similar laws relating to the sale of securities.

12.                Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of Texas, without giving effect to provisions thereof regarding conflict of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in Texas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending, through certified mail or overnight courier, a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

13.                Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing, shall be given in the manner and at the addresses set froth in the Purchase Agreement, and shall be deemed to have been given in accordance with the terms of the Purchase Agreement.

14.	Event of Default. The following shall constitute an “Event of Default”:

a.	The Company fails to timely pay: (i) any monthly interest payment on the applicable Monthly Payment Date, (ii) any quarterly principal payment on the applicable Quarterly Payment Date, (iii) any payment due upon a Change In Control, or (iv) the final payment when due on the Maturity Date; and any such failure continues uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

b.	The Company fails to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Note, and such failure continues uncured for a period of fifteen (15) days after written notice from the Holder of such failure; or

c.	The Company (1) makes an assignment for the benefit of creditors or commences proceedings for its dissolution; or (2) applies for or consents to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

d.	A trustee, liquidator or receiver is appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

e.	Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors are instituted by or against the Company and, if instituted against the Company, are not dismissed within sixty (60) days after such institution or the Company by any action or answer approves of, consents to, or acquiesces in any such proceedings or admits the material allegations of, or defaults in answering a petition filed in any such proceeding.

Then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law. Upon the occurrence of any Event of Default and during the continuance thereof, the then outstanding principal amount of this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) of eighteen percent (18%) (the “Default Rate”). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note. The Default Rate is imposed as liquidated damages for the purpose of defraying the Holder’s expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Holder’s exercise of any rights and remedies hereunder, or under applicable law, and any fees and expenses of any agents or attorneys which the Holder may employ. In addition, the Default Rate reflects the increased credit risk to the Holder of carrying a loan that is in default. The Company agrees that the Default Rate is a reasonable forecast of just compensation for anticipated and actual harm incurred by the Holder, and that the actual harm incurred by the Holder cannot be estimated with certainty and without difficulty.

15.                Miscellaneous Provisions. Time is of the essence with respect to this Note. This Note may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. In the event any one or more provisions of this Note are determined to be unenforceable, the provisions in question shall be reformed so as to effect the intent of the parties and the remaining provisions shall be enforced.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated: February 27, 2020

5J OILFIELD SERVICES, LLC

By:	/s/ Matthew Flemming
Name:	Matthew Flemming
Title:	President

GUARANTOR

SMG INDUSTRIES, INC.

By:	/s/ Matthew Flemming
Name:	Matthew Flemming
Title:	Chief Executive Officer and Chairman

The indebtedness evidenced hereby has been subordinated in favor of Utica Leaseco, LLC pursuant to the terms of a Subordination Agreement dated as of February 27, 2020 for so long as any of the Senior Indebtedness, as defined therein, remains unpaid.  The rights and interests of any holder, transferee, or party claiming any interest under or as a result of this instrument, are subject to all terms of the referenced agreement.

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